UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	January 25, 2024

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638
Elkhart,	Indiana	46515	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Patrick Industries, Inc. (the “Company”) announced that Kip Ellis, Executive Vice President of Operations and Chief Operating Officer was named President - Powersports and Housing with responsibility in general for the oversight, leadership, strategic planning, and accounting for our Powersports and Housing end market businesses.
Jeff Rodino has been named President – RV with responsibility in general for the oversight, leadership, strategic planning, and accounting for our RV end market businesses.
The Board of Directors has approved the appointment of Hugo Gonzalez as Executive Vice President of Operations and Chief Operating Officer. Mr. Gonzalez, age 43, joined the Company in 2006 and has consistently been promoted to roles with increasing responsibility. He was named Plant Manager for Adorn in 2008 and was promoted to Business Unit Director in 2017. In 2020 he was named as a Group Vice President of Operations before he was promoted to Senior Vice President of RV Operations in 2021.
The Board of Directors has also approved the appointment of Charlie Roeder as Executive Vice President of Sales. Mr. Roeder, age 42, joined the company when Patrick acquired the Indiana Transport business unit in 2017, which he was named Business Unit Director. In 2019 he was named Group Vice President of Operations over the Company's Metals group before he was promoted to Senior Vice President of RV Operations in 2020. Mr. Roeder has 18 years of experience in the RV industry and started Indiana Transport in December 2009.
Mr. Gonzalez and Mr. Roeder have no family relationships with any current director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Gonzalez and Mr. Roeder have, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits

Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: January 30, 2024	By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Chief Executive Officer